UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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FEDERAL REALTY INVESTMENT TRUST
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NEWS RELEASE	www.federalrealty.com
FOR IMMEDIATE RELEASE

Investor Inquires:	Media Inquiries:
Leah Andress Brady	Brenda Pomar
Investor Relations Senior Manager	Corporate Communications Manager
301.998.8265	301.998.8316
lbrady@federalrealty.com	bpomar@federalrealty.com

Federal Realty Investment Trust Announces Additional Information Regarding the Annual Meeting of Shareholders

ROCKVILLE, Md. (April 15, 2020) – Federal Realty Investment Trust (NYSE:FRT) announced today additional information regarding the Annual Meeting of Shareholders to be held on Wednesday, May 6, 2020.

The following materials relate to the Notice of Annual Meeting of Shareholders and Proxy Statement (the “Proxy Statement”), dated March 20, 2020, for the 2020 Annual Meeting of Shareholders (the “Annual Meeting”) of Federal Realty Investment Trust (the “Company”), furnished to shareholders of the Company in connection with the solicitation of proxies by the Board of Trustees of the Company for use at the Annual Meeting scheduled to be held on Wednesday, May 6, 2020. These definitive additional materials are being filed with the U.S. Securities and Exchange Commission and are being made available to shareholders on or about April 15, 2020.PLEASE READ THESE MATERIALS CAREFULLY IN CONJUNCTION WITH THE PROXY STATEMENT AND OTHER PROXY MATERIALS.

NOTICE OF CHANGE TO A REMOTE-ONLY ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 6, 2020

To the Shareholders of Federal Realty Investment Trust:

Due to the public health impact of the novel coronavirus (COVID-19) pandemic and the related limitations within the state of Maryland on all non-essential gatherings of individuals, and in order to support the health and well-being of our shareholders, employees and the greater community, the Company has changed the format of the Annual Meeting to a remote only format. Shareholders will NOT be able to attend the Annual Meeting in-person. As previously announced, the Annual Meeting will be held at 9:00 a.m. local time, on Wednesday, May 6, 2020.

The date, time and webcast link for the Annual Meeting are as follows:

Federal Realty Investment Trust Annual Meeting

Date:	May 6, 2020
Time:	9:00 a.m. local time
Webcast Link:	https://web.lumiagm.com/202329683

The proposals to be voted on at the Annual Meeting remain the same as those set forth in the Notice of Annual Meeting of Shareholders and Proxy Statement for the Annual Meeting previously mailed or made available to shareholders (the “Proxy Materials”). As described in the Proxy Materials, you are entitled to vote at the Annual Meeting if you were a shareholder as of the close of business on March 16, 2020, the record date. The proxy card that was included with the Proxy Materials will not be updated to reflect the change in location but may continue to be used to vote your shares in connection with the Annual Meeting.

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THE COMPANY ENCOURAGES ALL SHAREHOLDERS TO REVIEW THE PROXY MATERIALS, AND THIS NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY MATERIALS.

Voting

Instructions for how to submit a proxy and vote prior to the Annual Meeting can be found on page 1 of the Proxy Statement. The Company encourages eligible shareholders to vote on the proposals disclosed in the Proxy Materials prior to the Annual Meeting using the instructions provided in the Proxy Materials.

If you have already submitted a proxy, you do not need to vote again unless you would like to change or revoke your prior vote on any proposal. If you would like to change or revoke your prior vote on any proposal, please refer to page 1 of the Proxy Statement for instructions on how to do so. If you wish to vote at the Annual Meeting itself, you will need to follow the instructions below.

Attending the Annual Meeting

The Company hopes that all shareholders who can do so will attend the Annual Meeting via the live webcast. The meeting has been designed to provide the same rights to participate as you would have at an in-person meeting. During the Annual Meeting, shareholders who held shares as of the Record Date may ask questions on the proposals and will be able to vote their shares electronically. The Company will respond to as many inquiries at the Annual Meeting as time allows.

Both shareholders of record and shareholders who hold their shares in “street name” can attend the Annual Meeting via live webcast, submit their questions during the Annual Meeting and vote their shares electronically at the Annual Meeting by following the instructions below.

You may also attend the Annual Meeting as a guest, but you will not be able to ask questions or vote your shares during the meeting using the webcast platform.

To attend the Annual Meeting with the rights of a shareholder of record, you must:

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First access the Annual Meeting by entering the webcast link address of https://web.lumiagm.com/202329683 into your internet browser and then click “Join”. Next you should click on “I have a control number”, enter the control number found on your proxy card or Notice of Internet Availability of Proxy Materials you previously received, and enter the password “federal2020” (the password is case sensitive).

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To vote your shares electronically at the Annual Meeting, you can do so by clicking on the Shareholder Central link on the screen to submit your ballot. You may also continue to vote using the instructions provided in the Proxy Materials until the Annual Meeting concludes.

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If you do not have your control number, you may still attend the Annual Meeting as a guest (non-shareholder) but you will not have the option to participate in or vote your shares electronically at the Annual Meeting. Should you wish to obtain a duplicate control number, you must submit a request for a duplicate control number to American Stock Transfer & Trust Company, LLC: (1) by email to proxy@astfinancial.com; (2) by facsimile to 718-765-8730 or (3) by mail to American Stock Transfer & Trust Company, LLC, Attn: Proxy Tabulation Department, 6201 15th Avenue, Brooklyn, NY 11219. Requests for a duplicate control number must be labeled as “Duplicate Control Number” and be received by American Stock Transfer & Trust Company, LLC no later than 5:00 p.m. local time on May 5, 2020.

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To attend the Annual Meeting with the rights of a holder of shares in “street name,” you must:

•	Obtain a legal proxy from your broker, bank or other nominee.

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You then must submit a request for registration to American Stock Transfer & Trust Company, LLC: (1) by email to proxy@astfinancial.com; (2) by facsimile to 718-765-8730 or (3) by mail to American Stock Transfer & Trust Company, LLC, Attn: Proxy Tabulation Department, 6201 15th Avenue, Brooklyn, NY 11219. Requests for registration must be labeled as “Legal Proxy” and be received by American Stock Transfer & Trust Company, LLC no later than 5:00 p.m. local time on April 27, 2020.

•

If you have registered with American Stock Transfer & Trust Company, LLC as outlined above, you can vote your shares electronically at the Annual Meeting by clicking on the Shareholder Central link on the screen to submit your ballot. You may also continue to vote using the instructions provided by your broker, bank or other nominee.

•

Please note, if you do not complete the registration process with American Stock Transfer and Trust Company, LLC, you may still attend the Annual Meeting as a guest (non-shareholder) but you will not have the option to participate in or vote your shares electronically at the Annual Meeting.

Technical Difficulties

We will have technicians ready to assist you with any technical difficulties you may have accessing the Annual Meeting live webcast. Please be sure to check in by 8:30 a.m. local time on May 6, 2020, the day of the Annual Meeting, so that we may address any technical difficulties before the Annual Meeting live webcast begins. If you encounter any difficulties accessing the Annual Meeting live webcast during the check-in or meeting time, please go to https://go.lumiglobal.com/faq or call 718-931-8399, ext. 6449.

Additional Supplemental Information

Page 3 of the Proxy Statement refers to our inaugural corporate responsibility report. The report can be found at https://www.federalrealty.com/Federal-2019-Corporate-Responsibility-Report.

About Federal Realty

Federal Realty is a recognized leader in the ownership, operation and redevelopment of high-quality retail based properties located primarily in major coastal markets from Washington, D.C. to Boston as well as San Francisco and Los Angeles. Founded in 1962, Federal Realty’s mission is to deliver long term, sustainable growth through investing in densely populated, affluent communities where retail demand exceeds supply. Its expertise includes creating urban, mixed-use neighborhoods like Santana Row in San Jose, California, Pike & Rose in North Bethesda, Maryland and Assembly Row in Somerville, Massachusetts. These unique and vibrant environments that combine shopping, dining, living and working provide a destination experience valued by their respective communities. Federal Realty’s 104 properties include approximately 3,000 tenants, in 24 million square feet, and over 2,700 residential units.

Federal Realty has increased its quarterly dividends to its shareholders for 52 consecutive years, the longest record in the REIT industry. Federal Realty is an S&P 500 index member and its shares are traded on the NYSE under the symbol FRT. For additional information about Federal Realty and its properties, visit www.FederalRealty.com.

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